Exhibit 99.1

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2020 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  2

Key Metrics

Total Assets	$5.4 billion
Market Capitalization	$751.0 million
Cash Dividend Yield	3.80%
P/E Ratio	8.9x
Price to Book Value	1.1x
Price to Tangible Book Value	1.2x
Tangible Common Equity Ratio	11.77%

- Competitive Position
  - 3rd largest Kentucky domiciled bank holding company
  - 3rd in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions
  - 8th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions

Financial data as of September 30, 2021

Deposit market share as of June 30, 2021

3

Corporate History

1903	Pikeville National bank formed
1987-2005	Acquired 14 banks and purchased 17 branch locations
1997	Changed name to Community Trust Bancorp, Inc.
2010	Acquired LaFollette First National Corporation
Presently	Two operational subsidiaries~ Community Trust Bank, Inc. and Community Trust and Investment Company

4

 Our Banking Franchise  Serving customers in 79 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee

Our Banking Franchise

Central Region

Loans - $751 million

Deposits - $1.2 billion

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $934 million

Deposits - $1.8 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $391 million

Deposits - $609 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $708 million

Deposits - $956 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

Indirect Lending

Loans - $612 million

CTIC

Assets Under Management - $3.6 billion (including $1.5 billion CTB)
Revenues - $17.0 million annualized

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of September 30, 2021

6

 Trust Assets Under Management & Trust Revenue  Includes CTB portfolio  Assets in billionsRevenue in millions  7  Sept ‘21 Revenue annualized

 Executive Management Team   Banking Yrs. w/Name Position Experience CTBIJean R. Hale Chairman and CEO 52 years 52Mark A. Gooch CTBI and CTB President 40 years 40Andy Waters CTIC President and CEO 34 years 17Kevin J. Stumbo EVP/Chief Financial Officer 34 years 26Steven E. Jameson EVP/Risk Manager 36 years 17James J. Gartner EVP/Chief Credit Officer 53 years (17 at OCC) 19James B. Draughn EVP/Operations 28 years 28Larry W. Jones EVP/C KY President 53 years 19Richard W. Newsom EVP/E KY President 38 years 38Ricky Sparkman EVP/SC KY/TN President 36 years 27D. Andrew Jones EVP/NE KY/WV President 34 years 34C. Wayne Hancock EVP/Senior Staff Attorney 13 years 13   8

Operational Philosophy

- Traditional community banking business model
- Executive management and board of director commitment to strong corporate governance
- Decentralized decision making and centralized operations and risk management
- Strong loan portfolio risk management process
- Specialized product offerings
- Maintain a strong tangible equity position
- Organic growth expectations combined with de novo branching and acquisition
- Consistent long-term performance

9

 Consistent Financial Performance   YTD 2021 2020 2019 2018 2017 EPS $3.86 $3.35 $3.64 $3.35 $2.92ROAA 1.71% 1.23% 1.49% 1.41% 1.27%ROAE 13.55% 9.36% 10.84% 10.83% 9.93%Net Int. Margin 3.22% 3.33% 3.60% 3.66% 3.67%Efficiency Ratio 52.35% 58.30% 60.70% 60.17% 58.66%Nonperforming Loans 0.55% 0.75% 1.03% 0.69% 0.91%Net Charge-offs 0.00% 0.18% 0.18% 0.20% 0.24%% of Average Assets:Noninterest Income 1.13% 1.09% 1.14% 1.24% 1.18%Noninterest Expense 2.19% 2.46% 2.73% 2.80% 2.70%  10  All information is for the year ended December 31 except YTD 2021 which is for the nine months ended September 30.

 Earnings Review

 Earnings Per Share  EPS increased 56.9% from September 2020 to September 20212021 EPS goal - $3.76 to $3.92 per share  12

 Net Income  Net income increased 57.3% from September 2020 to September 20212021 goal for net income - $67.1 to $69.8 million  (in millions)  13

 Revenues  Revenues increased 10.6% from September 2020 to September 20212021 goal for revenues - $209.6 to $218.1 million  (in millions)  14

 Noninterest Incomeas a % of Total Revenue  Year-to-date noninterest income increased 15.7% from September 2020 to September 20212021 goal for noninterest revenue – 24.0% to 26.0% of total revenue  (in millions)  15  Sept ’21 annualized

 Net Interest Revenue  YTD net interest revenue increased by 8.8% year over year for the nine months ended September 30Net interest margin decreased 15 basis pointsAverage earning assets increased $634.7 million, or 14.2%  (in millions)  16  Sept ’21 annualized

 Net Interest Margin  Pressure on the margin1-year cumulative gap position at 9/30/21 – (13.74)%  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2021 for bank holding companies with consolidated assets of $3 billion to $10 billion.  % of assets repricingWithin 30 days 28.44%% of liabilities repricing Within 30 days 47.58%Within 90 days 54.21%Within 180 days 60.41%  17

 Net Noninterest Expenseas a % of Average Earning Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2021 for bank holding companies with consolidated assets of $3 billion to $10 billion.  (in millions)  18  Noninterest Expense & Efficiency Ratio  (in millions)  Sept ’21 annualized

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2021 for bank holding companies with consolidated assets of $3 billion to $10 billion.  19

 Balance Sheet Review

 Total Assets  Total assets at 9/30/21 increased $246.4 million, or an annualized 6.4%, from 12/31/20Loans decreased $156.0 million or an annualized 5.9%Investment portfolio increased $528.5 million or an annualized 70.9%Deposits increased $216.3 million or an annualized 6.6%2021 goal for total assets - $5.04 to $5.35 billion  (in billions)  21

 Total Loans  Loans decreased $156.0 million, or an annualized 5.9%, from 12/31/20Loans excluding PPP loans were $3.30 million at 9/30/21, a $2.4 million decrease from 12/31/202021 goal for total loans - $3.48 to $3.63 billion  (in billions)  22  Loan Portfolio Mix  September 30, 2021  Loan Rate Mix

 CARES Act Loan Deferral Status  23        Deferrals    (dollars in millions)  Number  Amount  Commercial  6  $14.3  Residential   17  1.4  Consumer  4  0.1  Total  27  $15.8

 PPP Loans  24  As of September 30, 2021, we have closed 6,312 PPP loans totaling $401.3 million. Through September 30, 2021, we have had 4,730 PPP loans totaling $297.7 million forgiven by the SBA and repaid to CTB.  (in thousands)  AverageBalance  Interest  AverageEffective Rate  PPP loans  $210,297  $11,809  7.40%

 Concentrations of Creditas a % of Total Loans  September 30, 2021  25  There were no net losses or nonperforming loans in any of these loan categories as of September 30, 2021.

 Indirect Lending  (in millions)  26  Sept ’21 annualized

 Net Charge-offsas a % of Average Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2021 for bank holding companies with consolidated assets of $3 billion to $10 billion.  27  Nonperforming Loansas a % of Total Loans  Commercial loans were a net charge-off of $150 thousandConsumer direct loans were a net charge-off of $112 thousandConsumer indirect loans were a net recovery of $577 thousandResidential loans were a net charge-off of $203 thousand

 Nonperforming Assetsas a % of Total Assets  $4.3 million in other real estate owned  28  Loan Loss Reserveas a % of Net Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2021 for bank holding companies with consolidated assets of $3 billion to $10 billion.  Loan loss reserve excluding PPP loans – 1.25%

 29  Allowance for Credit Losses     4Q19 Probable Incurred Losses    January 1, 2020 CECL Adoption    March 31, 2020 CECL    September 30, 2021 CECL    (dollars in thousands)  Amount  % of Portfolio  Amount  % of Portfolio  Amount  % of Portfolio  Amount  % of Portfolio  Allowance for loan and lease losses transitioned to allowance for credit losses:                          Commercial  $21,683  1.30%  $21,680  1.30%  $30,030  1.79%  $23,632  1.34%  Residential mortgage  5,501  0.61%  7,319  0.81%  7,850  0.86%  8,283  0.95%  Consumer direct  1,711  1.16%  1,671  1.13%  2,200  1.51%  1,841  1.19%  Consumer indirect  6,201  1.18%  7,467  1.42%  9,365  1.69%  7,459  1.22%  Total allowance for loan and lease losses/allowance for credit losses   $35,096   1.08%   38,137   1.17%   $49,445   1.50%   $41,215   1.21%                             Reserve for unfunded lending commitments  $274     $386     $404     $372

 Total Other Real Estate Owned  Sales of foreclosed properties for the nine months ended 9/30/21 totaled $3.6 millionNew bookings in the first nine months of 2021 totaled $0.9 millionProperties under contract to sell at September 30, 2021 totaled $0.4 million  (in millions)  30

 Total Depositsincluding Repurchase Agreements  2021 goal for total deposits including repurchase agreements - $4.30 to $4.47 billion  (in billions)  31  Total Depositsincluding Repurchase Agreements  September 30, 2021

 Our Hoops CD product has been offered for over 21 years100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky’s NCAA Basketball Championships$194 million in Hoops CDs as of 9/30/21  12 Month Certificate of Deposit: April 10th through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.  32

 Shareholder Value

 Dividends Per Share  Dividend payout ratio at September 30, 2021 was 30.3%Desired level between 40% and 50%September 30, 2021 cash dividend yield was 3.80%Cash dividend increased to $0.40 per share effective October 1, 2021, an increase of 3.9%  34  *2021 is projected DPS

 Shareholders’ Equity  Shareholders’ equity has increased 28.6% during the past five years6.4% compound growth rate for the past five years2021 goal for shareholders’ equity - $682.6 to $710.5 million  (in millions)  35  6.4%

 Book Value Per Share  Tangible Common Equity/Assets  36

 Total Market Capitalization  Peer data obtained from S&P Global; peer group consists of publicly traded regional bank holding companies with comparative assets, as defined in our Proxy Statement.  37  Price to Tangible Book Value 2016 2017 2018 2019 2020 9/30/21CTBI 2.01x 1.79x 1.41x 1.51x 1.12x 1.20xPeer 1.83x 2.17x 1.96x 1.85x 1.73x 1.81x   All data is as of year-end except 2021 which is as of September 30, 2021.  (in millions)

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2015 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2020.  38

 Comparison to Russell 2000 Indexof Small Cap Companies  3-, 5-, and 10-year total returns annualized  Return to Investors  39  September 30, 2021

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends41 years of consecutive increases in cash dividends5-year compound growth rate of cash dividends 4.7%Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock IndexCTBI shareholders include212 institutional investors (including CTIC – 10.01%) hold 10.8 million shares (57.3%)344 mutual funds hold 5.6 million shares (31.2%)  Data as of September 30, 2021  40

 Key Strategic Initiatives

Operational Priorities

- Build core earnings capacity
  - Quality loan growth
  - Low cost deposit growth
- Maintain net interest margin
- Operational efficiency
  - Expense control
  - Noninterest revenue growth
- Compliance management
- Increase noninterest income
  - Wealth management
  - Brokerage
  - Life insurance
- Continuing focus on improving asset quality
- Liquidation of other real estate owned

42

CTBI's Franchise Value

- History of solid investor returns
- Historically strong capital position
- Investor focused dividend policy
  - Dividend Achievers Index
- Consistent financial performance
- Community banking strategy
- Economic diversity in the markets we serve
- Strong experienced management team and over 1,000 dedicated employees
- Our shareholders

43

44